UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 27, 2017

MEDALLION FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	814-00188	04-3291176
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

437 Madison Avenue
New York, New York 10022
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (212) 328-2100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(d) On July 27, 2017, the Board of Directors (the “Board”) of Medallion Financial Corp. (the “Company”), upon the recommendation of the Board’s Nominating and Governance Committee, increased the size of the Board from seven to eight members and appointed John W. Everets to serve as a member of the Board, effective immediately. Mr. Everets was also appointed to the Audit Committee of the Board, effective immediately. The Board determined that Mr. Everets is an independent director within the meaning of the NASDAQ Stock Market listing standards.

Mr. Everets is currently a partner at Arcturus Capital in Boston, Massachusetts. Prior to joining Arcturus, he was lead investor, Chairman of the Board and Chief Executive Officer of the Bank of Maine from 2010 to 2015. Before leading the Bank of Maine, Mr. Everets was Chairman of Yorkshire Capital. Prior to that, he was Chairman and CEO of GE HPSC, Inc., from 1993 to 2006. Mr. Everets also previously held several executive positions at Advest, Inc. Mr. Everets is currently a Director of the Eastern Company, a Trustee of the Boston Athenaeum and is on the Board of Directors of Newman’s Own Foundation where he chairs the Finance Committee.

There are no arrangements or understandings between Mr. Everets and any other persons pursuant to which Mr. Everets was selected as a director of the Company. There are no transactions between Mr. Everets and the Company that would be reportable under Item 404(a) of Regulation S-K. Mr. Everets will receive compensation for his service as a non-employee director of the Company’s Board in accordance with the terms of the Company’s director compensation program, which is described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on May 1, 2017.

ITEM 8.01. OTHER EVENTS.

On July 27, 2017, the Company issued a press release to the news media announcing the appointment of Mr. Everets to the Board.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in the press release is being furnished, not filed, pursuant to Item 8.01. Accordingly, the information in the press release will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Please note that this report and Exhibit 99.1 hereto contain forward-looking statements that involve risks and uncertainties relating to business performance, cash flow, costs, sales, net investment income, earnings, and growth. The Company’s actual results may differ significantly from the results discussed in such forward-looking statements. Factors that might cause such a difference include, but are not limited to, those factors discussed under the heading “Risk Factors,” in the Company’s 2016 Annual Report on Form 10-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

99.1	Press release, dated July 27, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDALLION FINANCIAL CORP.

By:	/s/ Larry D. Hall
Name: Larry D. Hall
Title: Chief Financial Officer

Date:	July 27, 2017

Exhibit Index

Exhibit No.	Description

99.1	Press release, dated July 27, 2017.

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